EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, G. Darcy Klug, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of RedHawk Holdings Corp. for the period ended March 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RedHawk Holdings Corp. at the dates and for the periods indicated.

Dated: May 24, 2021

/s/ G. Darcy Klug
G. Darcy Klug
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial/Accounting Officer) RedHawk Holdings Corp.